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                                                               EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our reports dated February 14, 1994, included in this Form 10-K for the year ended December 31, 1993, into the Company's previously filed
Registration Statements on Form S-8, File Nos. 33-15643 and 33-11295.


                                                 /s/ ARTHUR ANDERSEN & CO.
                                                 -------------------------
                                                 ARTHUR ANDERSEN & CO.

Chicago, Illinois,
March 3, 1994